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                     U.S. Securities and Exchange Commission
                             Washington, D.C. 20549



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                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): August 20, 2002


                         Roberts Realty Investors, Inc.
               (Exact name of Registrant as specified in charter)



         Georgia                      001-13183              56-2122873
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(State or other Jurisdiction   (Commission File Number)   (I.R.S. Employer
 of Incorporation)                                        Identification Number)


  8010 Roswell Road, Suite 120, Atlanta, Georgia            30350
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 (Address of principal executive offices)                 (Zip Code)

                                 (770) 394-6000
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              (Registrant's Telephone Number, including Area Code)




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not Applicable
(b)      Not Applicable
(c)      Exhibits:


                                  Exhibit Index


         Exhibit No.             Description
         -----------             -----------

         99.1 Press Release of Roberts Realty Investors, Inc. regarding its signed letter of intent to sell 9.5 acres of land in Alpharetta, Georgia located across from its 403-unit Addison Place community.


Item 9.  Regulation FD Disclosure

On August 20, 2002, Roberts Realty announced at its annual shareholders meeting and issued the press release attached as Exhibit 99.1 regarding its signed letter of intent to sell 9.5 acres of land in Alpharetta, Georgia located across from its 403-unit Addison Place community. The press release attached as Exhibit
99.1 is not filed but is furnished pursuant to Regulation FD.








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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


                                       ROBERTS REALTY INVESTORS, INC.


Dated:   August 20, 2002               By:/s/ Stephen M. McAleer
                                          ----------------------
                                          Stephen M. McAleer
                                          Chief Financial Officer





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                                  Exhibit Index


         Exhibit No.             Description
         -----------             -----------

         99.1 Press Release of Roberts Realty Investors, Inc. regarding its signed letter of intent to sell 9.5 acres of land in Alpharetta, Georgia located across from its 403-unit Addison Place community.